UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 2, 2022 (August 29, 2022)

TWIN DISC, INCORPORATED

(Exact name of registrant as specified in its charter)

Wisconsin	001-7635	39-0667110

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street         Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:         (262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	TWIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.02         Termination of a Material Definitive Agreement.

On August 29, 2022, Twin Disc, Incorporated (the “Company”) received a notice from J. Jeffers & Co., LLC (“Jeffers”) terminating the Commercial Offer to Purchase that Jeffers had entered into with the Company for the sale of the Company’s corporate headquarters located at 1328 Racine Street, Racine, Wisconsin 53403. The Company and Jeffers executed a Termination and Mutual Release as of August 29, 2022.

The above description is qualified in its entirety by reference to Termination and Mutual Release between the Company and Jeffers, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

EXHIBIT NUMBER	DESCRIPTION

1.1	Termination and Mutual Release between Twin Disc, Incorporated and J. Jeffers & Co., LLC, effective August 29, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2022	Twin Disc, Incorporated

_/s/ Jeffrey S. Knutson
Jeffrey S. Knutson
Vice President-Finance, Chief Financial Officer, Treasurer & Secretary